UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2013

SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

7900 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Sunrise Senior Living, Inc. (“Sunrise”) held a special meeting of stockholders on January 7, 2013, at which a quorum was present. The table below sets forth for each matter voted on at that meeting, as certified by the independent inspector of elections, the number of votes cast for and against, as well as the number of abstentions.

1.                                      Proposal to adopt the Agreement and Plan of Merger, dated as of August 21, 2012, by and among Sunrise, Health Care REIT, Inc., Brewer Holdco, Inc., Brewer Holdco Sub, Inc. and Red Fox, Inc., pursuant to which Health Care REIT, Inc. would acquire Sunrise (the “merger”) and Sunrise stockholders would be entitled to receive $14.50 in cash, without interest, for each share of Sunrise common stock they own as of immediately prior to the merger, subject to possible increase in the circumstances set forth in the merger agreement and described in the proxy statement:

Votes For	Votes Against	Votes Abstained
42,401,609	55,412	675,286

2.                                      Proposal to approve an advisory, nonbinding vote regarding the compensation that may be paid or become payable to Sunrise named executive officers that is based on or otherwise relates to the merger:

Votes For	Votes Against	Votes Abstained
26,907,184	11,322,558	4,902,565

3.                                      Proposal to approve the adjournment or postponement of the special meeting to a later date or time, if necessary or appropriate in the view of the Sunrise board of directors, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof:

Votes For	Votes Against	Votes Abstained
41,149,607	1,978,619	31,146

Item 8.01.                                        Other Events.

On January 7, 2013, Sunrise issued a press release relating to the results of the vote at a special meeting of stockholders held on January 7, 2013. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press Release issued by Sunrise Senior Living, Inc. dated January 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: January 8, 2013	By:	/s/ Mark S. Ordan
		Name:	Mark S. Ordan
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Sunrise Senior Living, Inc. dated January 7, 2013.